8-K – page # of 4

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  October 18, 2005

    SEACOAST BANKING CORPORATION OF FLORIDA

(Exact Name of Registrant as Specified in Charter)

Florida	1-13660	59-2260678
(State or Other Jurisdiction of Incorporation)	(Commission File Number	(IRS Employer Identification No.)

815 Colorado Avenue, Stuart, FL	34994
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code     (772) 287-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

8-K – page # of 4

SEACOAST BANKING CORPORATION OF FLORIDA

Item 2.02

Results of Operations and Financial Condition

On October 18, 2005, the Registrant announced its financial results for the third quarter ended September 30, 2005.

A copy of the press release announcing the Registrant’s results for the third quarter ended September 30, 2005 is attached hereto as Exhibit 99.1 and incorporated herein by reference.  This press release contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.

Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, and involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause the actual results, performance or achievements of Seacoast Banking Corporation of Florida ("Seacoast" or the "Company") to be materially different from future results, performance or achievements expressed or implied by such forward- looking statements. You should not expect us to update any forward-looking statements.

You can identify these forward-looking statements through our use of words such as "may", "will", "anticipate", "assume", "should", "indicate", "would", "believe", "contemplate", "expect", "estimate", "continue", "point to", "project", "could", "intend" or other similar words and expressions of the future. These forward-looking statements may not be realized due to a variety of factors, including, without limitation: the effects of future economic conditions; governmental monetary and fiscal policies, as well as legislative and regulatory changes; the risks of changes in interest rates on the level and composition of deposits, loan demand, and the values of loan collateral, securities, and interest sensitive assets and liabilities; interest rate risks and sensitivities; the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in the Company's market area and elsewhere, including institutions operating regionally, nationally and internationally, together with such competitors offering banking products and services by mail, telephone, computer and the Internet; the failure of assumptions underlying the establishment of reserves for possible loan losses; the risks of mergers and acquisitions, including, without limitation, the related costs, including integrating operations as part of these transactions, and the failure to achieve the expected gains, revenue growth and/or expense savings from such transactions; changes in accounting interpretations; and the risks of possible further changes pending completion of the current audit and review with the Company’s current and prior auditors of the prior periods during which the swap discussed herein was in effect.

All written or oral forward-looking statements attributable to the Company are expressly qualified in their entirety by this Cautionary Notice including, without limitation, those risks and uncertainties, described in the Company's annual report on Form 10-K for the year ended December 31, 2004 under "Special Cautionary Notice Regarding Forward-Looking Statements", and otherwise in the Company's SEC reports and filings. Such reports are available upon request from Seacoast, or from the Securities and Exchange Commission, including the SEC's website at http://www.sec.gov.

Item 7.01

Regulation FD Disclosure

On October 19, 2005, the Registrant held an investor conference call to discuss its financial results for the third quarter ended September 30, 2005.  A transcript of this conference call is attached hereto as Exhibit 99.2 and incorporated herein by reference.  Also attached as Exhibit 99.3 are charts (available on the Registrant’s website) referenced in the conference call and incorporated herein by reference.  All information included in the transcript and the charts is presented as of September 30, 2005, and the Registrant does not assume any obligation to correct or update said information in the future.

The information in the preceding paragraph, as well as Exhibits 99.2 and 99.3 referenced therein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in filing under the Securities Act of 1933.

Item 9.01

Financial Statements and Exhibits

(c) The following exhibits are filed herewith:

Exhibit Number	Description
99.1	Press Release dated October 18, 2005 with respect to Seacoast Banking Corporation of Florida’s financial results for the third quarter ended September 30, 2005.
99.2	Transcript of Registrant’s investor conference call held on October 19, 2005 to discuss the Registrant’s financial results for the third quarter ended September 30, 2005.
99.3	Data of charts referenced in the conference call held on October 19, 2005 to discuss the Registrant’s financial results for the third quarter ended September 30, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACOAST BANKING CORPORATION OF FLORIDA

(Registrant)

Dated:

October 21, 2005

By:

/s/ William R. Hahl

Name:

William R. Hahl

Title:

Executive Vice President &

Chief Financial Officer